AMERICAN HIGH-INCOME TRUST
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $464,208
------------------ --------------------------------
------------------ --------------------------------
Class B            $48,283
------------------ --------------------------------
------------------ --------------------------------
Class C            $50,116
------------------ --------------------------------
------------------ --------------------------------
Class F            $36,395
------------------ --------------------------------
------------------ --------------------------------
Total              $599,002
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,700
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $603
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,260
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $150
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $106
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $146
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,818
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,365
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,061
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $4,957
------------------ --------------------------------
------------------ --------------------------------
Total              $15,166
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.8436
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.7476
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.7373
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.8292
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.8329
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.7214
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.7228
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.7869
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.8176
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.7341
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.7386
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.7853
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.8295
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.8683
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            564,647
------------------ ----------------------------------
------------------ ----------------------------------
Class B            64,812
------------------ ----------------------------------
------------------ ----------------------------------
Class C            66,227
------------------ ----------------------------------
------------------ ----------------------------------
Class F            47,145
------------------ ----------------------------------
------------------ ----------------------------------
Total              742,831
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,878
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,004
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,036
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        234
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        168
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          274
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,573
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,753
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,915
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          6,035
------------------ ----------------------------------
------------------ ----------------------------------
Total              23,870
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $12.26
----------------------- -------------------------
----------------------- -------------------------
Class B                 $12.26
----------------------- -------------------------
----------------------- -------------------------
Class C                 $12.26
----------------------- -------------------------
----------------------- -------------------------
Class F                 $12.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $12.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $12.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $12.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $12.26
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $12.26
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $12.26
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $12.26
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $12.26
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $12.26
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $12.26
----------------------- -------------------------